SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12


                          CONSECO STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:
                 ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

         (5)     Total fee paid:

                 ---------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

                 ---------------------------------------------------------------

         (2)     Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------

         (3)     Filing Party:

                 ---------------------------------------------------------------

         (4)     Date Filed:

                 ---------------------------------------------------------------

                                                                      [LOGO](SM)
                                                                      CONSECO(R)


                          CONSECO STRATEGIC INCOME FUND
                         11815 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD DECEMBER 5, 2002



      To our Shareholders:

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Conseco Strategic Income Fund (the "Fund"), will be held at the offices of Conseco Capital Management, Inc., 535 College Drive, Building K, Carmel, Indiana, at 11:00 a.m., local time on December 5, 2002. The following proposals will be voted on at the Meeting:

          1. To elect two (2) Trustees to serve for terms ending in 2005 (Proposal No. 1);

          2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants (Proposal No. 2); and

          3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      Only shareholders of record at the close of business on October 10, 2002 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                                By Order of the Trustees
                                                William P. Kovacs, Secretary
October 24, 2002
Carmel, Indiana


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR
COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                                                                      [LOGO](SM)
                                                                      CONSECO(R)


                          CONSECO STRATEGIC INCOME FUND
                         11815 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

                                 PROXY STATEMENT

      This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of the Conseco Strategic Income Fund (the "Fund") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of Conseco Capital Management, Inc., 535 College Drive, Building K, Carmel, Indiana on December 5, 2002, at 11:00 a.m., local time, (and at any adjournments thereof), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Shareholders of record at the close of business on October 10, 2002 are entitled to be present and to vote at the Annual Meeting. Each share of beneficial interest of the Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date shall not be voted. Shares represented by executed and unrevoked proxy cards will be voted in accordance with the specifications made thereon. Returned proxy cards that are unmarked will be voted in favor of the nominees for Trustee; in accordance with the recommendation of the Board of Trustees as to all other proposals described in the Proxy Statement and, at the discretion of the proxyholders, on any other matter that may properly have come before the Annual Meeting or any adjournments thereof.

      If the enclosed proxy card is executed and returned, it nevertheless may be revoked by another proxy card or by letter or telegram directed to the Fund. To be effective, such revocation must be received prior to the meeting and indicate the shareholder's name. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. The solicitation of proxies will be made primarily by mail. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

      The holders of a majority of the Shares issued and outstanding and entitled to vote present in person or represented by proxy shall be requisite and shall constitute a quorum for the transaction of business. In the absence of a quorum, the Shareholders present or represented by proxy and entitled to vote at the Annual Meeting shall have power to adjourn the meeting from time to time. Action on any matter is approved if the votes cast in favor of the action exceed the votes cast against it. Any adjourned meeting may be held as adjourned without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted as if the meeting had been held as originally called.

      Proxy materials will be mailed to Shareholders of record on or about October 24, 2002. As of the record date, October 10, 2002, there were 6,819,065 shares of beneficial interest of the Fund. To the Fund's knowledge, no shareholder beneficially owned five percent or more of its outstanding shares on that date.

      The Fund mailed a copy of its annual report for the last fiscal year on August 29, 2002. Should you require an additional annual report, the Fund will furnish, without charge, the report to any shareholder upon request. Such requests should be directed to the Fund at 11815 North Pennsylvania Street, Carmel, Indiana 46032, Attention: William P. Kovacs, Fund Secretary.

      The principal executive offices of the Fund are located at 11815 North Pennsylvania, Carmel, Indiana 46032. The Fund's investment adviser, Conseco Capital Management, Inc. (the "Adviser" or "CCM"), is located at 11825 North Pennsylvania Street, Carmel, Indiana 46032.

PROPOSAL NO. 1: ELECTION OF TRUSTEES

      The Board of Trustees (the "Board") consists of seven (7) members serving staggered terms of office. The two Trustees to be elected at the Annual Meeting have been nominated to serve a term of three years expiring in 2005. All Trustees will serve until their successors are duly elected and qualified. Each Trustee, with the exception of Mr. Walthall, has served as Trustee since the Fund's commencement of operations in July 1998. Mr. Walthall has served as Trustee since December 1998.

      The persons named upon the accompanying proxy card intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxy card the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

      The following information regarding each person nominated for election as a Trustee, and each person whose term will continue after the Annual Meeting, includes such person's age, positions with the Adviser (if any), principal occupation and business experience for the last five years:

                                                                          NUMBER OF
                                                                           CONSECO
                                                                          FAMILY OF
                                                                          FUNDS AND
                                     PRINCIPAL OCCUPATION AND             PORTFOLIOS            PUBLIC
NAME OF NOMINEE           AGE           BUSINESS EXPERIENCE               OVERSEEN**         DIRECTORSHIPS
----------------          ----       ------------------------             ----------         -------------
TERM EXPIRES 2005

HAROLD W.
HARTLEY                   79      Trustee of the Fund: Chartered          4 registered       Ennis Business
                                  Financial Analyst; Retired,             investment         Forms, Inc.
                                  Executive Vice President, Tenneco       companies
                                  Financial Services, Inc.; Trustee       consisting of
                                  of other investment companies           18 portfolios
                                  managed by the Adviser.

DR. R. JAN LECROY         71      Trustee of the Fund; Retired,           4 registered       SWS Group, Inc.
                                  President, Dallas Citizens              investment
                                  Council; Trustee of other               companies
                                  investment companies managed            consisting of
                                  by the Adviser.                         18 portfolios

OTHER TRUSTEES
TERM EXPIRES 2003

MAXWELL E. BUBLITZ*       47      Trustee and President of the Fund:      4 registered       None
                                  Chartered Financial Analyst;            investment
                                  CEO, President and Director,            companies
                                  CCM; Senior Vice President,             consisting of
                                  Investments of Conseco, Inc.;           18 portfolios
                                  President and Trustee of other
                                  investment companies managed by
                                  the Adviser.

                                                                          NUMBER OF
                                                                           CONSECO
                                                                          FAMILY OF
                                                                          FUNDS AND
                                    PRINCIPAL OCCUPATION AND              PORTFOLIOS            PUBLIC
OTHER TRUSTEES            AGE          BUSINESS EXPERIENCE                OVERSEEN**         DIRECTORSHIPS
----------------          ----      ------------------------              ----------         -------------
TERM EXPIRES 2003

WILLIAM P. DAVES, Jr.     77      Trustee and Chairman of the             4 registered       None
                                  Board of the Fund: Consultant to        investment
                                  insurance and healthcare industries;    companies
                                  Former Director, Chairman and           consisting of
                                  Chief Executive Officer, FFG            18 portfolios
                                  Insurance Co.; Chairman of the
                                  Board and Trustee of other investment
                                  companies managed by the Adviser.


TERM EXPIRES 2004

GREGORY J. HAHN*          41      Trustee and Vice President for          4 registered       None
                                  Investments of the Fund: Chartered      investment
                                  Financial Analyst; Senior Vice          companies
                                  President, Adviser; Trustee, officer    consisting of
                                  and portfolio manager of other          18 portfolios
                                  investment companies managed by the
                                  Adviser.

DR. JESS H. PARRISH       74      Trustee of the Fund: Higher             4 registered       None
                                  Education Consultant; Former            investment
                                  President, Midland College; Trustee     companies
                                  of other investment companies           consisting of
                                  managed by the Adviser.                 18 portfolios


DAVID N. WALTHALL         57      Trustee of the Fund: Principal,         4 registered       None
                                  Walthall Asset Management; Formerly     investment
                                  President, Chief Executive Officer      companies
                                  and Director of Lyrick Corporation;     consisting of
                                  Formerly, President and CEO, Heritage   18 portfolios
                                  Media Corporation; Formerly, Director,
                                  Eagle National Bank; Trustee of other
                                  investment companies managed by the
                                  Adviser.

----------
 * The Trustees so indicated are considered "interested persons," of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to their employment with the Adviser and its affiliates.

** The  Conseco  Family of Funds  consists  of Conseco  Strategic  Income  Fund,
   Conseco Fund Group, Conseco Series Trust and Conseco StockCar Stocks Mutual Fund, Inc.


      All Trustees and officers have a mailing address c/o Conseco Capital Management, Inc., 11825 North Pennsylvania Street, Carmel, Indiana 46032.

AUDIT COMMITTEE

      The Fund has an Audit Committee comprised of all of the Trustees who are not "interested persons" of the Fund within the meaning of the Investment Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange (NYSE). The principal responsibilities of the Audit Committee are to (1) review and recommend to the Board for its con-sideration the Fund's independent accountants; (2) review with the independent accountants the scope and performance of the audit; (3) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants; (4) review on a periodic basis a formal written statement from the independent accountants with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants; and (5) consider the comments of the independent accountants and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls.

      The Fund has adopted an Audit Committee Charter (the "Charter"), which is attached as Exhibit B to this Proxy Statement. The Fund's Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PWC"), independent accountants to the Fund.

      For the fiscal year ended June 30, 2002, PWC performed both audit and non-audit services for the Fund. Audit services consisted of examinations of the Fund's financial statements and review and consultation in connection with filings with the Securities and Exchange Commission (the "SEC"). Non-audit services included reviewing tax returns of the Fund.

FEES PAID TO INDEPENDENT ACCOUNTANTS FOR AUDIT SERVICES

      For the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2002, included in the Fund's annual report to shareholders for that fiscal year, the Fund paid $37,000 to PWC.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

      For the fiscal year ended June 30, 2002, the Fund, CCM and entities controlling, controlled by or under common control with CCM which provide services to the Fund did not pay or accrue any fees for financial information systems design and implementation services by PWC.

OTHER NON-AUDIT, NON-SYSTEMS SERVICES

      For the fiscal year ended June 30, 2002, the Fund, CCM and entities controlling, controlled by or under common control with CCM which provide services to the Fund paid or accrued aggregate fees of approximately $54,845 in audit fees and $51,250 for other services provided by PWC. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PWC.

OTHER COMMITTEES

      The Fund also has a nominating committee and a compensation committee comprised of its independent Trustees. The nominating committee reviews and nominates candidates to serve as independent Trustees. The nominating committee generally will not consider nominees recommended by stockholders of the Fund.

COMMITTEE AND BOARD OF TRUSTEES MEETINGS

      During the Fund's fiscal year ended June 30, 2002, the Board of Trustees held five meetings and one committee meeting. Each of the Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and committee meetings held during the fiscal year.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Trustees of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). Officers, Trustees and greater than ten percent stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all filed Forms 3, 4 and 5.

      Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e. any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

COMPENSATION OF TRUSTEES

      Each Trustee who is not an "interested person" of the Fund receives an annual retainer fee of $7,500, a fee of $1,500 for each Board meeting, independent Trustee meeting or separate committee meeting, that is committee meeting(s) not conducted in conjunction with a Board meeting or independent Trustee meeting, they attend. Additionally, each Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per meeting fee of $375 for in-person Board meetings. The Fund also reimburses each Trustee who is not an "interested person" of the Fund for travel and out-of-pocket expenses. CCM, the investment adviser to the Fund, pays all compensation to all officers of and all Trustees of the Fund who are affiliated with CCM.

      The Fund does not pay any other remuneration to its officers and Board members, and the Fund does not have a bonus, pension, profit-sharing or retirement plan.

      The aggregate amount of compensation paid to each Trustee by the Fund for the fiscal year ended June 30, 2002, and by all funds in the Conseco Family of Funds for which such Trustee was a Board member (the number of which is set forth in parenthesis next to each Trustee's total compensation) for the year ended December 31, 2001, was as follows:

                                                           TOTAL COMPENSATION
                                  AGGREGATE              FROM FUND AND CONSECO
                                COMPENSATION            FAMILY OF FUNDS COMPLEX
NAME OF TRUSTEE                  FROM FUND*                 PAID TO TRUSTEE**
--------------                 --------------           -----------------------
William P. Daves, Jr.              $15,500                     $57,938 (18)
Harold W. Hartley                  $14,000                     $51,375 (18)
Dr. R. Jan LeCroy                  $14,000                     $51,375 (18)
Dr. Jess H. Parrish                $12,000                     $51,250 (18)
David N. Walthall                  $14,000                     $51,375 (18)

----------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,908 for all Trustees as a group.

** Represents TOTAL COMPENSATION FROM ALL investment companies in the Conseco Family of Funds Complex, including the Fund, for which the Trustee serves as a Board Member.

STOCK OWNERSHIP

                                                      AGGREGATE DOLLAR RANGE
                         AGGREGATE DOLLAR RANGE    OF SECURITIES IN ALL CONSECO
TRUSTEES                  OF EQUITY IN THE FUND       FAMILY OF FUNDS COMPLEX
--------                 ----------------------    ----------------------------
Maxwell E. Bublitz*        None                        None
William P. Daves, Jr.      $50,001 - $100,000          $50,001 - $100,000
Gregory J. Hahn*           $10,001 - $50,000           $10,001 - $50,000
Harold W. Hartley          $10,001 - $50,000           $10,001 - $50,000
Dr. R. Jan LeCroy          None                        None
Dr. Jess H. Parrish        None                        over $100,000
David N. Walthall          None                        None

----------
* The Trustees so indicated are considered "interested persons," of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to their employment with the Adviser and its affiliates.

      To the knowledge of the Fund's management, as of the Record Date, the Trustees and officers of the Fund owned an aggregate of less than one percent of the outstanding shares of the Fund.

 THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, RECOMMENDS
                    THAT SHAREHOLDERS VOTE "FOR" ELECTION OF
             EACH OF THE NOMINEES TO SERVE AS TRUSTEES OF THE FUND.

PROPOSAL NO. 2: RATIFICATION OF
THE SELECTION OF INDEPENDENT ACCOUNTANTS

      The Fund's independent accountants must be appointed by a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, and such selection may be submitted for ratification or rejection at the Annual Meeting of Shareholders; and the employment of such independent accountants must be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Board, including a majority of those Trustees who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending June 30, 2003 at a Board meeting held on May 16, 2002. Accordingly, the selection by the Board of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending June 30, 2003 is submitted to shareholders for ratification. Apart from fees received as independent accountants, neither PricewaterhouseCoopers LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund.

      PricewaterhouseCoopers LLP has acted as independent accountants of the Fund since the Fund's organization. The Board believes that the continued employment of PricewaterhouseCoopers LLP for the fiscal year ending June 30, 2003 is in the best interests of the Fund.

      A representative of PricewaterhouseCoopers LLP may be present at the meeting to respond to appropriate questions.

 THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, RECOMMENDS
          THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

OTHER MATTERS

      If a proxy card is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy card from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

      The Board is not aware of any other matter, which may come before the meeting. However, should any such matter with respect to the Fund properly come before the meeting, it is the intention of the proxy holders to vote the proxy in accordance with their judgment on any such matter.

      The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record. The Fund will reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of the Fund and employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person, by telephone or otherwise.

      The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, by telegraph, or by electronic transmission (e-mail).

      Proposals that shareholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Shareholders must be sent to and received by the Fund no later than June 22, 2003 at the principal executive offices of the Fund at 11815 North Pennsylvania Street, Carmel, Indiana 46032.

ADDITIONAL INFORMATION

      Conseco Capital Management, Inc., located at 11825 North Pennsylvania Street, Carmel, Indiana 46032, serves as the Fund's investment adviser.

      PFPC, Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent and accounting servicing agent.

NOTICE TO BANKS, BROKER/DEALERS VOTING TRUSTEES
AND THEIR NOMINEES

      Please advise the Fund, in care of PFPC, Inc., whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

      IT  IS  IMPORTANT  THAT  PROXY  CARDS  BE  RETURNED  PROMPTLY.  THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated: October 24, 2002

                                    EXHIBIT A

      The following sets forth information regarding the executive officers of the Fund.

                                           PRINCIPAL OCCUPATION
                                           AND BUSINESS
NAME AND POSITION                          EXPERIENCE FOR PAST
WITH FUND                         AGE           FIVE YEARS
-----------------                 ---      --------------------

MAXWELL E. BUBLITZ                47       Chartered Financial Analyst;
President                                  CEO, President and Director, CCM;
                                           Senior Vice President, Investments
                                           of Conseco, Inc.; President and
                                           Trustee of other investment
                                           companies managed by the Adviser.

GREGORY J. HAHN                   41       Chartered Financial Analyst;
Vice President                             Senior Vice President, CCM; Trustee,
                                           officer and portfolio manager of
                                           other investment companies managed
                                           by the Adviser.

WILLIAM P. KOVACS, ESQ.           56       Vice President, Senior Counsel,
Vice President and Secretary               Chief Compliance Office and Director
                                           of CCM. Vice President and Secretary
                                           of other investment companies
                                           managed by the Adviser. Previously,
                                           Of Counsel to Shefsky & Froelich and
                                           Rudnick & Wolfe; Prior thereto, Vice
                                           President and Assistant Secretary,
                                           Kemper Financial Services, Inc.

AUDREY L. BRUCH                   35       Certified Public Accountant;
Treasurer                                  Controller, CCM. Treasurer of other
                                           investment companies managed by the
                                           Adviser.

WILLIAM T. DEVANNEY               47       Senior Vice President,
Vice President                             Corporate Taxes, of Conseco Services,
                                           LLC and various affiliates. Vice
                                           President of other investment
                                           companies managed by the Adviser.

                                    EXHIBIT B

                          CONSECO STRATEGIC INCOME FUND
                AUDIT COMMITTEE OF THE BOARD OF TRUSTEES CHARTER


ORGANIZATION

      The Audit Committee shall be composed of all independent trustees. Each of the committee members shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall have accounting or related financial management expertise.

      Audit Committee members shall meet the independence and experience requirements of the New York Stock Exchange. The committee members shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board of Trustees, would interfere with their exercise of independent judgment. Determinations as to whether a particular director satisfies the requirements for membership on the Audit Committee shall be made by the full Board of Trustees.

STATEMENT OF POLICY

      Primary responsibility for the Company's financial reporting lies with management, overseen by the Board of Trustees. The Audit Committee shall provide assistance to the Board of Trustees in fulfilling their responsibilities. As such, the Audit Committee will provide an open avenue of communication among the trustees, the outside accountants, the internal auditors, and the management of the Company.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the outside auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor or to assure compliance with laws and regulations.

RESPONSIBILITIES

      The Audit  Committee  believes its policies and  procedures  should remain
flexible  to  best  react  to   changing   conditions.   In  carrying   out  its
responsibilities, the Audit Committee will:

      1. Review and recommend to the Board of Trustees for its consideration, the outside auditor to audit the financial statements of the Company. The outside auditor is ultimately accountable to the Board of Trustees and the Audit Committee.

      2. Obtain a formal written statement from the outside auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, to ensure the outside auditor's independence is affirmed. It will discuss with the Board of Trustees, if necessary, any relationships between the outside auditor and the Company or any other relationships that may adversely affect the independence of the outside auditor.

      3. Meet with the outside accountants, internal auditors (if necessary), and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized. At the conclusion thereof, review such audit, including any comments or recommendations of the outside accountants.

      4. Meet with the Company's outside accountants, internal auditors (if necessary), and management, to review the adequacy and effectiveness of accounting and financial controls and policies and procedures.

      5. Review the financial statements and related matters with management and the outside accountants. Recommend to the Board of Trustees that the audited financial statements be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission (SEC). For interim financial statements, either the Committee as a whole or the Committee Chair will be available to the outside accountants to discuss the Company's interim financial statements.

      6. Provide sufficient opportunity for the outside accountants to meet with the members of the Audit Committee without members of management present to discuss any matters that the Audit Committee believe should be discussed privately with the Audit Committee.

      7. Report Audit Committee actions periodically to the Board of Trustees with such recommendations as the Committee may deem appropriate.

      8. Review and discuss the Audit Committee Charter at least annually and at such other intervals as the Audit Committee or the Board of Trustees determines.

      9. The Audit Committee also may perform such other activities, consistent with this Charter, the Company's Articles of Incorporation, its By-laws, and applicable law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

      In performing its duties under this Charter the Audit Committee shall have the power to retain outside legal, accounting, or other experts it deems necessary.

                                     PROXY

                         CONSECO STRATEGIC INCOME FUND

               ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 5, 2002

     The undersigned shareholder of Conseco Strategic Income Fund (the "Fund") hereby appoint(s) William P. Kovacs, Karl W. Kindig and Sarah L. Todd, or any one of them, attorneys with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the "shares") of the Fund standing in the name of the undersigned at the close of business on October 10, 2002 at the Annual Meeting of Shareholders of the Fund to be held at the Conseco Capital Management Offices, 535 N. College Drive, Building K, Carmel, Indiana on December 5, 2002 at 11:00 a.m., and any and all adjournments thereof; with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" ELECTION OF THE PROPOSED TRUSTEES AND "FOR" THE PROPOSALS LISTED ON THE REVERSE SIDE, UNLESS OTHERWISE INDICATED.

     SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
-------------                                                      -------------

|X| PLEASE MARK                                                             |
    VOTES AS IN                                                             |___
    THIS EXAMPLE.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" ELECTION OF THE PROPOSED TRUSTEES AND "FOR" THE PROPOSALS BELOW, UNLESS OTHERWISE INDICATED.

                                                                                FOR  AGAINST  ABSTAIN
1. Election of Trustees.                       2. To ratify the selection of    |_|    |_|       |_|
                                                  PricewaterhouseCoopers LLP
NOMINEES: (01) Harold W. Hartley                  as independent accountants
          (02) Dr. R. Jan LeCroy                  of the Fund.

FOR       |_|   |_| WITHHOLD                   3. In their discretion,  the Proxies are authorized to
ALL                 FROM ALL                      vote upon such other  business as may properly come
NOMINEES            NOMINEES                      before  the   meeting,   or  any   adjournment   or
                                                  adjournments.

|_| --------------------------------------        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  |_|
    For all nominees except as noted above

                                               SIGNATURE(S)  SHOULD  BE  EXACTLY  AS  NAME  OR  NAMES
                                               APPEARING ON THIS PROXY.  IF SHARES ARE HELD  JOINTLY,
                                               EACH HOLDER  SHOULD  SIGN.  IF SIGNING IS BY ATTORNEY,
                                               ADMINISTRATOR,  TRUSTEE OR GUARDIAN,  PLEASE GIVE FULL
                                               TITLE.

                                               SIGN,  DATE AND RETURN THE PROXY CARD  PROMPTLY  USING
                                               THE ENCLOSED ENVELOPE TO:
                                               Proxy Services, PFPC Inc., P.O. Box 43052, Providence,
                                               RI 02940-5105

                                               IMPORTANT:  No matter how many shares you own,  please
                                               sign, date and mail your proxy IMMEDIATELY.
                                               To hold the meeting, a majority of the shares eligible
                                               to  vote  is  required  by  law  to  be   represented.
                                               Therefore,  it is important  that you vote now so that
                                               your  Fund  will  not  have  to bear  the  unnecessary
                                               expense of another solicitation of proxies.

                                               PLEASE MARK BOXES IN BLUE OR BLACK INK.

Signature:                       Date:           Signature:                           Date:
          ---------------------       ---------            --------------------------       ---------